UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 21, 2011

Waccamaw Bankshares, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	001-33046	52-2329563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 North J. K. Powell Boulevard, Whiteville, NC		28472-3008
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (910) 641-0044

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 21, 2011, Waccamaw Bankshares, Inc. (the “Company”), received notice from the Nasdaq Hearings Panel (the “Panel”) that the Panel has determined that the Company’s securities will be delisted from the Nasdaq Stock Market, effective at the open of business on November 23, 2011. The Company appeared before the Panel on August 4, 2011, for failure to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2011, in violation of Nasdaq Listing Rule 5250(c)(1). The Company subsequently received deficiency letters from the staff of the Nasdaq Listing Qualifications Department regarding its failure to file its Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2011, and September 30, 2011. The Panel considered these additional deficiencies in its decision.

After the hearing, the Panel decided to continue the Company’s listing on the condition that the Company file all of its delinquent periodic filings by December 5, 2011. On November 18, 2011, the Company informed the Panel that it would not be able to meet the December 5, 2011, deadline for filing its delinquent periodic reports. In light of these circumstances, the Panel has determined to delist the Company’s securities from the Nasdaq Stock Market and will suspend trading in the Company’s shares effective at the open of business on Wednesday, November 23, 2011. The Nasdaq Stock Market will thereafter complete the delisting by filing a Form 25-NSE Notification of Delisting with the Securities and Exchange Commission.

The Company issued a press release on November 22, 2011, regarding its receipt of the decision of the Panel. A copy of the press release is attached as exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release, dated November 22, 2011, regarding receipt of the decision of the Nasdaq Hearings Panel

This current report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of the registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook,” or similar expressions. These statements are based upon the current belief and expectations of the registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond the registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Waccamaw Bankshares, Inc.
(Registrant)

Date	November 22, 2011

/s/ Geoffrey R. Hopkins
Geoffrey R. Hopkins President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release, dated November 22, 2011, regarding receipt of the decision of the Nasdaq Hearings Panel